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                                                                   EXHIBIT 99.16

                                 ABN AMRO FUNDS

                               POWER OF ATTORNEY

      KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being a Trustee of ABN AMRO Funds, a statutory trust organized under the laws of the State of Delaware (the "Trust"), does hereby make, constitute and appoint Gerald F. Dillenburg, Laura Hlade, and Michael Cozzi and each of them, attorneys-in-fact and agents of the undersigned with full power and authority of substitution and resubstitution, in any and all capacities, to execute for and on behalf of the undersigned any and all filings and amendments to the Registration Statement on Form N-14 relating to the shares of ABN AMRO/TAMRO Small Cap Fund and ABN AMRO Select Small Cap Fund and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, and each of them, deem advisable or necessary to enable the Trust to effectuate the intents and purposes hereof, and the undersigned hereby fully ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has subscribed his name this 18th day of September 2003.


        /s/ Leonard Amari               /s/ Gregory T. Mutz
           -------------------             -------------------
            Leonard Amari                   Gregory T. Mutz


        /s/ Stuart Bilton               /s/ Robert Scherer
           -------------------             -------------------
            Stuart Bilton                   Robert Scherer


        /s/ Robert Feitler              /s/ Nathan Sharpiro
           -------------------             -------------------
            Robert Feitler                  Nathan Sharpiro


        /s/ Robert Kushner              /s/ Denis Springer
           -------------------             -------------------
            Robert Kushner                  Denis Springer